UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 09, 2022

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On March 9, 2022, Albemarle Corporation (the “Company”) began entering into Employee Non-Solicitation, Non-Compete and Confidentiality Agreements (the “Restrictive Covenant Agreements”) with substantially all employees in the United States that receive long-term incentive plan awards granted under the Company’s 2017 Incentive Plan. The Company will enter into Restrictive Covenant Agreements with all members of its executive leadership team, including J. Kent Masters, Jr., Chairman, President and Chief Executive Officer; Scott A. Tozier, Executive Vice President and Chief Financial Officer; Raphael G. Crawford, President, Catalysts; Eric W. Norris, President, Lithium; and Netha N. Johnson, Jr., President, Bromine.

The Restrictive Covenant Agreements contain customary confidentiality provisions as well as covenants not to compete or solicit employees or customers during the period of employment and for one year thereafter. The Restrictive Covenant Agreements to be entered into with members of the Company’s executive leadership team, including each of Messrs. Masters, Tozier, Crawford, Norris, and Johnson, supplement similar covenants or agreements contained in other agreements to which the Company and any such employee are a party. The form of Restrictive Covenant Agreement to be entered into with each of Messrs. Masters, Tozier, Crawford, Norris, and Johnson is filed as an exhibit to this Current Report on Form 8-K..

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Exhibit
#10.1	Form of Employee Non-Solicitation, Non-Compete and Confidentiality Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	March 9, 2022	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel